Memorandum

Party A Name: XINJIANG WANGYE BREWING CO. LTD.

Place of Incorporation: China

Legal Address: No. 25 Peace Street, Hami Shi Xingjiang

Legal representative: Luo Qi Shou

Business Registration Certificate No.: 6522 01100 0249

Party B Name: GUANGDONG KECHENG TRADING CO. LTD.

Place of Incorporation: China

Legal Address: 3F, 507 north, Guangzhou Avenue Guangzhou

Legal representative: Qiu Zhi Wei

Business Registration Certificate No.: 4400 00229 0981

Party C Name: (America) **ARCH Management Services Inc.**

Place of Incorporation: Nevada State, USA

Legal Address: 6600 Trans-Canada Highway, suite 519, Point-Claire (Quebec), Canada H9R 4S2

Legal representative: James Pak Chiu Leung 梁伯超
Business Registration Certificate No.:

Party A and Party B and Party C, adhering to the principle of equality and mutual benefit and through friendly consultations, agree to increase the total investment to Xinjiang Yajia Brewing Company Ltd. to RMB40 million yuan, whereas the registration capital from RMB10 million yuan to RMB20 million yuan. Party C will arrange bank loans to Party A and

JL [initials]

Party B in order that Party A and Party B can have enough capital to invest into Xinjiang Yajia Brewing Company Ltd., whereas Party A and Party B agree to provide their shareholder's rights to Xinjiang Yajia Brewing Company Ltd. as guaranty for the bank loans. Party A and Party B acknowledge that the USD250,000 dollars from Party C is for the registration capital.

This memorandum has been executed by the authorized representatives of Party A and Party B and Party C in China on this day of November, 2006.

Party A: XINJIANG WANGYE BREWING CO. LTD.

Authorized Representative (Signed)-----------------------------

Party B: GUANGDONG KECHENG TRADING CO. LTD.

Authorized Representative (Signed)-----------------------------

Party C: (America) ARCH Management Services Inc.

Authorized Representative (Signed)-----------------------------

Lawyer's Confirmation Information

By checking the

- Contract of Joint Venture of Xinjiang Yajia Brewing Company Ltd.(both Chinese and English version) dated November 23, 2006
- Memorandum dated November 25, 2006

we, lawyer of H.J.M. confirm that the Chinese version is consistent with the English version.

This confirmation is made on the 25th day of November, 2006.

Jerome Zhang

Guangdong H.J.M. International Law Firm